EXHIBIT 10.42.2

                              BIGSTRING CORPORATION
                           2006 EQUITY INCENTIVE PLAN

                            Director Option Agreement
                             (Nonemployee Directors)

      THIS AGREEMENT (together with Schedule A, attached hereto, this "Agreement"), effective as of the date specified as the "Grant Date" on Schedule A attached hereto, between BIGSTRING CORPORATION, a Delaware corporation (the "Corporation"), and the individual identified on Schedule A attached hereto, a Nonemployee Director of the Corporation or an Affiliate (the "Participant").

                                R E C I T A L S :
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      In furtherance of the purposes of the BigString Corporation 2006 Equity
Incentive Plan, as it may be hereafter amended (the "Plan"), the Corporation and the Participant hereby agree as follows:

      1. Incorporation of Plan. The rights and duties of the Corporation and the Participant under this Agreement shall in all respects be subject to and governed by this Agreement and the provisions of the Plan, the terms of which are incorporated herein by reference. In the event of any conflict between the provisions in this Agreement and those of the Plan, the provisions of this Agreement shall govern. Unless otherwise defined herein, capitalized terms in this Agreement shall have the same definitions as set forth in the Plan. A copy of the Plan has been delivered to the Participant with this Agreement.

      2. Grant of Nonqualified Option; Term of Nonqualified Option. The Corporation hereby grants to the Participant pursuant to the Plan, a Nonqualified Option (the "Director Option") to purchase _______ shares (the "Shares") of the Corporation's common stock, par value $.0001 per share ("Common Stock"), at the purchase price (the "Option Price") specified on Schedule A attached hereto, and subject to such other terms and conditions as may be stated herein, in the Plan or on Schedule A. The Participant expressly acknowledges that the terms of Schedule A shall be incorporated herein by reference and shall constitute part of this Agreement. The Corporation and the Participant further acknowledge and agree that the signatures of the Corporation and the Participant on the Grant Notice contained in Schedule A shall constitute their acceptance of all of the terms of this Agreement and their agreement to be bound by the terms of the Plan. Except as otherwise provided in the Plan or this Agreement, the Director Option will expire if not exercised in full by the Expiration Date specified on Schedule A.

      3. Exercise of Option. Subject to the terms of the Plan and this Agreement, the Director Option shall become exercisable on the date or dates, and subject to such conditions, as are set forth on Schedule A attached hereto. To the extent that a portion of the Director Option is or becomes exercisable and is not exercised, such portion shall accumulate and be exercisable by the Participant in whole or in part at any time prior to expiration of the Director Option, subject to the terms of the Plan and this Agreement. The Participant expressly acknowledges that the Director Option may vest and be exercisable only upon such terms and conditions as are provided in this Agreement and the Plan.

      To exercise all or any portion of the Director Option, the Participant must provide to the Corporation (a) written notice of such exercise, which is to include the number of shares of the Corporation's Common Stock to be purchased upon such exercise (the "Exercise Notice"), and (b) payment of the Option Price as provided below. The Exercise Notice is to be delivered to the Corporation, at the following address:

                             BigString Corporation
                             3 Harding Road, Suite F
                             Red Bank, New Jersey 07701
                             Attn: _______________
                                   _______________

      Upon the exercise of the Director Option in whole or in part and payment of the Option Price in accordance with the provisions of the Plan and this Agreement, the Corporation shall, as soon thereafter as practicable, deliver to the Participant a certificate or certificates for the Shares purchased. Payment of the Option Price may be made in cash or by cash equivalent. However, where permitted by applicable law and approved by the Administrator, payment may also be made (i) by delivery (by either actual delivery or attestation) of shares of Common Stock owned by the Participant at the time of exercise; (ii) by shares of Common Stock withheld upon exercise; (iii) by such other payment methods as may be approved by the Administrator and which are acceptable under applicable law; or (iv) by any combination of the foregoing methods. Shares delivered or withheld in payment of the Option Price shall be valued at their Fair Market Value on the date of exercise, as determined by the Administrator by applying the provisions of the Plan.

      4. No Right of Service. Neither the Plan, this Agreement nor any other action related to the Plan shall confer upon the Participant any right to continue as a member of the Board of Directors of the Corporation or interfere with the right of the Corporation to terminate the Participant's service as a Director at any time.

      5. Termination of Directorship. Unless the Administrator determines otherwise, if the Participant ceases to serve as a member of the Corporation's Board of Directors for any reason other than Cause, the Director Option will fully vest and may be exercised until the earlier of (i) the one year anniversary of the date the Participant ceased serving as a Director of the Corporation, and (ii) the close of the Option Period. If the Participant is removed from the Board of Directors of the Corporation for Cause, the Director Option shall lapse and no longer be exercisable as of the Participant's Termination Date, as determined by the Administrator.

      6. Nontransferability of Director Option. The Director Option shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, except as may be permitted by the Administrator. Except as may be permitted by the preceding sentence, a Director Option shall be exercisable during the Participant's lifetime only by him or her or by his or her guardian or legal representative. The designation of a beneficiary in accordance with Section 19(g) does not constitute a transfer.

      7. Superseding Agreement; Binding Effect. This Agreement, together with the Plan, supersede any statements, representations or agreements of the Corporation with respect to the grant of the Director Option or any related rights, and the Participant hereby waives any rights or


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

claims related to any such statements, representations or agreements. This Agreement does not supersede or amend any existing confidentiality agreement, nonsolicitation agreement, noncompetition agreement, employment agreement or any other similar agreement between the Participant and the Corporation, including, but not limited to, any restrictive covenants contained in such agreements. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective executors, administrators, heirs, successors and assigns.

      8. Governing Law. Except as otherwise provided in the Plan or herein, this Agreement shall be construed and enforced according to the laws of the State of New Jersey, without regard to the conflict of laws provisions of any state, and in accordance with applicable federal laws of the United States.

      9. Amendment and Termination; Waiver. Subject to the terms of the Plan, this Agreement may be modified or amended only by the written agreement of the parties hereto. The waiver by the Corporation of a breach of any provision of this Agreement by the Participant shall not operate or be construed as a waiver of any subsequent breach by the Participant. Notwithstanding the foregoing, the Administrator shall have unilateral authority to amend the Plan and this Agreement (without the Participant's consent) to the extent necessary to comply with applicable law or changes to applicable law (including but in no way limited to Code Section 409A and related regulations or other guidance and federal securities laws).

      10. No Rights as Stockholder. The Participant and his or her legal representatives, legatees and distributes shall not be deemed to be the holder of any Shares subject to the Director Option and shall not have any rights of a stockholder unless and until the Director Option is properly exercised and certificates for the Shares purchased upon such exercise have been issued and delivered to him or her or them.

      11. Withholding; Tax Matters.

            (a) The Participant acknowledges that the Corporation shall require the Participant to pay the Corporation in cash the amount of any tax or other amount required by any governmental authority to be withheld and paid over by the Corporation to such authority for the account of the Participant, and the Participant agrees, as a condition to the grant of the Director Option and delivery of the Shares or any other benefit, to satisfy such obligations.

            (b) The Participant acknowledges that there may be adverse tax consequences upon acquisition or disposition of the Shares subject to the Director Option and that the Participant should consult a tax advisor prior to such exercise or disposition. The Participant acknowledges that he or she has been advised that he or she should consult with his or her own attorney, accountant, and/or tax advisor regarding the decision to enter into this Agreement and the consequences thereof. The Participant also acknowledges that the Corporation has no responsibility to take or refrain from taking any actions in order to achieve a certain tax result for the Participant.

      12. Administration. The authority to construe and interpret this Agreement and the Plan, and to administer all aspects of the Plan, shall be vested in the Administrator, and the Administrator shall have all powers with respect to this Agreement as are provided in the Plan.


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

Any interpretation of this Agreement by the Administrator and any decision made by it with respect to this Agreement is final and binding.

      13. Notices. Any notices or other communications provided for in this Agreement or the Plan shall be in writing and shall be deemed to have been delivered or given (a) when hand delivered, (b) one (1) business day after being sent by overnight courier, and (c) five (5) days after being mailed by registered or certified mail, postage prepaid, return receipt requested, to the party such notice or other communication was delivered or given. Notices shall be directed, if to the Participant, at the Participant's address indicated on Schedule A (or such other address as may be designated by the Participant in a manner acceptable to the Administrator), or, if to the Corporation, at the Corporation's principal office set forth in Section 3 hereof, attention President and Chief Executive Officer. Notice may also be provided by electronic submission, if and to the extent permitted by the Administrator.

      14. Severability. The provisions of this Agreement are severable and if any one or more provisions may be determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

      15. Restrictions on Option and Shares. The Corporation may impose such restrictions on the Director Option and the Shares or other benefits underlying the Director Option as it may deem advisable, including, without limitation, restrictions under the federal securities laws, the requirements of any stock exchange or similar organization and any blue sky, state or foreign securities laws applicable to the Director Option or the Shares. Notwithstanding any other provision in the Plan or this Agreement to the contrary, the Corporation shall not be obligated to issue, deliver or transfer the Shares, to make any other distribution of benefits, or to take any other action, unless such delivery, distribution or action is in compliance with all applicable laws, rules and regulations (including, but not limited to, the requirements of the federal securities laws). The Corporation may cause a restrictive legend to be placed on any certificate for the Shares issued pursuant to the exercise of the Director Option in such form as may be prescribed from time to time by applicable laws and regulations or as may be advised by legal counsel.

      16. Cash Settlement. Notwithstanding any other provision of the Plan or this Agreement to the contrary, the Administrator may (subject to any requirements imposed under Code Section 409A, related regulations or other guidance) cause the Director Option or portion thereof to be cancelled in consideration of an alternative option or cash payment of an equivalent cash value, as determined by the Administrator in its sole discretion, made to the Participant.

      17. Right of Offset. Notwithstanding any other provision of the Plan or this Agreement, the Corporation may reduce the amount of any payment otherwise payable to or on behalf of the Participant by the amount of any obligation of the Participant to the Corporation that is then due and payable and the Participant shall be deemed to have consented to such reduction.

      18. Counterparts; Further Instruments. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


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      19. Further Assurances. The parties hereto agree to execute such additional instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

           [Signatures of the Corporation and the Participant follow
                          on Schedule A/Grant Notice.]


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

                                   Schedule A

                              BIGSTRING CORPORATION
                           2006 EQUITY INCENTIVE PLAN

                            Director Option Agreement
                             (Nonemployee Directors)

                                  Grant Notice

      1. Pursuant to the terms and conditions of the BigString Corporation 2006 Equity Incentive Plan (the "Plan"), you (the "Participant") have been granted an Director Option to purchase _______ shares (the "Shares") of our Common Stock as outlined below.

      Name of Participant:                          ____________________________
      Address:                                      ____________________________
                                                    ____________________________
                                                    ____________________________
      Grant Date:                                   ____________________________
      Number of Shares Subject to Option            ____________________________
      Option Price:                                 ____________________________
      Type of Option:                               ____________________________
      Expiration Date (Last day of Option Period):  ____________________________
      Vesting Schedule/Conditions:                  ____________________________

      2. By my signature below, I, the Participant, hereby acknowledge receipt of (a) this Grant Notice, (b) the Director Option Agreement (the "Agreement"), effective ___________, 20__, between the Participant and BigString Corporation (the "Corporation"), which is attached to this Grant Notice, and (c) a copy of the Plan. I understand that the provisions of this Grant Notice are incorporated by reference into the Agreement and constitute a part of the Agreement. By my signature below, I further agree to be bound by the terms of the Plan and the Agreement, including, but not limited to, the terms of this Grant Notice. The Corporation reserves the right to treat the Director Option and the Agreement as cancelled, void and of no effect if the Participant fails to return a signed copy of this Grant Notice by __________, 20__.

                                               BIGSTRING CORPORATION


                                            By: _____________________________
                                          Name:
                                         Title:

                                                PARTICIPANT

                                                _____________________________


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